Valued Advisers Trust

Green Owl Intrinsic Value Fund – GOWLX

Supplement to the Prospectus dated February 28, 2017

Supplement dated June 19, 2017

Special Meeting of Shareholders – Green Owl Intrinsic Value Fund

At a meeting of the Board of Trustees (the “Board”) of the Valued Advisers Trust (the “Trust”) held on June 8, 2017, the Trustees approved a new investment advisory agreement between Kovitz Investment Group Partners, LLC (the “Adviser”) and the Trust on behalf of the Green Owl Intrinsic Value Fund (the “Fund”), subject to shareholder approval. At the same meeting, the Board also approved an interim investment advisory agreement with the Adviser to take effect on or about July 3, 2017. Pursuant to this interim investment advisory agreement, the Adviser will provide advisory services to the Fund until shareholders approve a new investment advisory agreement. The interim contractual arrangement has been necessitated by a transaction that is expected to become effective on or about July 3, 2017. The Adviser has served as investment adviser to the Fund since January 1, 2016. Prior to January 1, 2016, the Fund was managed by Kovitz Investment Group, LLC. The individuals responsible for the day-to-day management of the Fund have remained consistent since the Fund’s inception. The Adviser is an indirect wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”), a Delaware limited liability company that is a strategic and financial investor in independently-managed wealth management firms.

Effective July 3, 2017, an investor group led by Stone Point Capital and KKR is expected to acquire a majority ownership interest in Focus. This transaction will constitute a “change of control” that is deemed an “assignment,” as that term is defined under the Investment Company Act of 1940, as amended, which, in turn, will operate to terminate the existing investment advisory agreement between the Trust and the Adviser. Under the interim investment advisory contract, there will be no change in the Adviser’s responsibilities or the management fees paid to the Adviser – all management fees under the interim investment advisory agreement will, however, be held in escrow pending the conclusion of the shareholder meeting.

No changes are planned to the portfolio management team or investment approach for the Fund following the transaction. The Fund’s daily operations and investment activities are not expected to be affected in any way. Focus has not been, and will not be involved in the day-to-day business operations of the Adviser. Additionally, under the new investment advisory agreement, there will be no increase in any fees or expenses you pay as a result of the transaction.

A special meeting of shareholders to consider the approval of the new investment advisory agreement is expected to occur on or about September 7, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This Supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2017, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (888) 695-3729.